February 1, 1999


                         Supplement to Prospectuses for

Pioneer Independence Plans March 16, 1998 (as revised May 20, 1998) Pioneer Independence Fund March 16, 1998 (as revised May 20, 1998)

PIONEERING MANAGEMENT CORPORATION

Effective November 2, 1998, Pioneering Management Corporation ("PMC") changed its name to Pioneer Investment Management, Inc. Wherever "Pioneering Management Corporation" or "PMC" appears it is replaced by "Pioneer Investment Management, Inc." or "Pioneer Investments," respectively.

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The  following  information  supplements  corresponding  section of the  Pioneer
Independence Plans Prospectus. Please consult the Prospectus for the full text of the revised section.

IX. RIGHTS AND PRIVILEGES OF PLANHOLDERS - Changing the Face Amount of Your Plan

For each face amount change, the Creation and Sales Charge already paid on the existing Plan will be recomputed to reflect the new Plan face amount. The Creation and Sales Charges already paid on the existing Plan will be credited to the Creation and Sales Charge applicable to the new face amount. Excess Creation and Sales Charges under a Plan will be invested directly in Fund shares for the Planholder at the net asset value as of the day the change occurs. Any additional Creation and Sales Charges due under a Plan will be assessed against current Fund shares at the time the change occurs.

XVI.THE SPONSOR

Pioneer Funds Distributor, Inc. is a Massachusetts corporation organized on March 2, 1989. It is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Sponsor's directors and executive officers are listed below.

Name, Positions and Offices

John F. Cogan, Jr., Chairman and Director
President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneer Investments and Pioneer Global Funds Distributor, Ltd. ("PGFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Real Estate Advisors, Inc. (PREA), Pioneer Forest, Inc., Pioneer Explorer, Inc. ("PEI"), Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"), Pioneer First Polish Investment Fund Joint Stock Company, S.A. ("PFP") and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer Emerging Europe Fund Plc, Pioneer European Equity Fund Plc, Pioneer US Real Estate Fund Plc and Pioneer U.S. Growth Fund Plc (collectively, the "Pioneer Irish Funds"); and Partner, Hale and Dorr LLP (counsel to the Fund).

David D. Tripple, Director and President
Executive Vice President and a Director of PGI; President and a Director of Pioneer Investments; Director of PCC, PIC, PIntl, First Russia, Omega, the Pioneer Irish Funds and Pioneer SBIC Corporation; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

Stephen W. Long, Director and Executive Vice President
Senior Managing Director - U.S. Mutual Fund Sales of Pioneer Investments.

John A. Boynton, Treasurer
Senior Vice President, Chief Financial Officer and Treasurer of PGI; and Treasurer of all of the Pioneer mutual funds.

Joseph P. Barri, Clerk
Corporate Secretary of PGI and most of its subsidiaries; Secretary of the Pioneer mutual funds and Partner, Hale and Dorr LLP (counsel to PGI and the Fund).

Executive Vice President:  Steven Graziano.

Senior  Vice  Presidents:  William  A.  Misata,  Constance  D.  Spiros and Marcy
Supovitz.

Vice Presidents: Mark Kiniry, Barry G. Knight, William Spencer and Elizabeth A. Watson.

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The  following  information  supplements  corresponding  section of the  Pioneer
Independence Fund Prospectus. Please consult the Prospectus for the full text of the revised section.

MANAGEMENT OF THE FUND

Year 2000. Information technology experts are concerned about computer and other electronic systems' ability to process date-related information on and after January 1, 2000. This scenario, commonly referred to as the "Year 2000 problem," could have an adverse impact the on the Fund and the provision of services to its shareowners. Pioneer Investments is addressing the Year 2000 problem with respect to its systems and those used by the distributor and transfer agent. During 1999, Pioneer Investments expects to finish addressing all material Year 2000 issues and to participate in industry-wide testing. The fund has obtained assurances from its other service providers that they are taking appropriate Year 2000 measures and Pioneer Investments is monitoring their efforts. Although the fund does not expect the Year 2000 problem to adversely impact it, the fund cannot guarantee that its, or the fund's service providers', efforts will be successful.

OFFICERS

John A. Boynton, Treasurer
On November 3, 1998, the Trustees of the Funds approved Mr. Boynton as Treasurer for all the Pioneer mutual funds. Mr. Boynton is the chief financial officer and treasurer of The Pioneer Group, Inc., Pioneer Investments' parent company. Prior to joining The Pioneer Group in November 1998, Mr. Boynton was a senior vice president of The Quaker Oats Company, where he had been part of the senior management team since 1981. Mr. Boynton is 44.

                                                                       1198-5837
                                             (C) Pioneer Funds Distributor, Inc.